PRIMECAP ODYSSEY FUNDS

SUPPLEMENT DATED OCTOBER 29, 2012 TO THE
STATEMENT OF THE ADDITIONAL INFORMATION (“SAI”) DATED FEBRUARY 28, 2012
AND SUPPLEMENTED ON APRIL 12, 2012

This supplement provides new and additional information that affects information contained in the SAI.

Please note that effective immediately, Alfred W. Mordecai has been named to the position of Co-Chief Executive Officer of the Trust.

Please retain this Supplement with your SAI for future reference.